CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	¥ 1,565,139	$ 226,924	¥ 955,572	¥ 335,255
Other comprehensive income:
-Unrealized gain on available-for-sale securities	973	141
-Change in fair value of interest rate swap cash flow hedges			(12,294)
-Reclassification of change in instrument-specific credit risk	0	0	(14,252)	0
-Change in instrument-specific credit risk	100,158	14,522	56,224	60,326
-Foreign currency translation adjustments	406,149	58,886	(55,438)	(251,893)
Comprehensive income	2,072,419	300,473	929,812	143,688
Less: comprehensive income attributable to non-controlling interests	(1,079,975)	(156,582)	(234,554)	(104,870)
Comprehensive income attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	¥ 992,444	$ 143,891	¥ 695,258	¥ 38,818